EXHIBIT 10.3

Execution Version

May 16, 2008

To:                        BMP PARIBAS
                              787 Seventh Avenue
                              New York, New York 10019
                              Attention: Legal and Transaction Management Group - ISDA
                              Telephone No.: (212) 841-3000
                              Facsimile No.: (212) 841-3561

From:                     FORD CREDIT AUTO OWNER TRUST 2008-C

c/o U.S. Bank Trust National Association,

as Owner Trustee

300 Delaware Avenue, Ninth Floor

Wilmington, Delaware 19801

Attention: Corporate Trust Department

Telephone: (302) 552-3200

Facsimile: (302) 552-3129

Re: Interest Rate Swap Reference No. MAD#72092

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between BNP Paribas ("Party A") and Ford Credit Auto Owner Trust 2008-C ("Party B") on the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation. For these purposes, all references in those Definitions to a "Swap Transaction" will be deemed to apply to the Transaction referred to herein. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern. Other capitalized terms used herein and not otherwise defined will have the meanings given them in the Indenture referred to in the Agreement (as defined below). In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement and the Schedule thereto, both dated as of May 16, 2008, between you and us (as amended, supplemented or otherwise modified from time to time, the "Agreement"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:	BNP Paribas

Party B:	Ford Credit Auto Owner Trust 2008-C

Trade Date:	May 16, 2008

Effective Date:	May 22, 2008

Notional Amount:

For the first Calculation Period (from and including, May 22, 2008, to but excluding June 16, 2008), the Notional Amount of this Transaction for purposes of calculating payments due by either party on the first Payment Date will be $1,320,000,000. With respect to any subsequent Calculation Period up through and including the Calculation Period ending on but excluding January 15, 2011, the Notional Amount will be the Note Balance of the Class A-2b Notes (after giving effect to all amounts paid on the Payment Date that is the first day of such Calculation Period) as stated on the Servicer's monthly investor report relating to such Payment Date (the "Actual Balance"). Party B will determine the Notional Amount and will inform Party A of such determination by the twelfth day of each calendar month using the Note Balance of the Class A-2b Notes prior to giving effect to any payments of principal on the Class A-2b Notes on the following Payment Date, as shown in the Servicer's monthly investor report relating to such Payment Date.

Termination Date:	The earlier of January 15, 2011 and the date the Note Balance of the Class A-2b Notes has been reduced to zero.
Fixed Amounts

Fixed Rate Payer:	Party B

Fixed Rate Payer
Payment Date:	The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention.

Period End Date:

The 15th day of each calendar month, with No Adjustment. (This means that each Calculation Period for the Fixed Amount will have 30 days, except for the Initial Calculation Period, which will commence on May 22, 2008, and end on and excluding June 16, 2008.)

Fixed Rate:	3.7000%

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts

Floating Rate Payer:	Party A.

Floating Rate Payer
Payment Dates:	The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate for
Initial Calculation
Period:	To be determined on May 20, 2008 (excluding spread)

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	Plus 0.90%

Floating Rate Day
Count Fraction:	Actual/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

Business Days:	New York and Delaware

3. Account Details

Payments to Party A:	BNP PARIBAS NEW YORK, NY
Swift Code: BNPAUS3NXXX
A/C 19409300136
Favor: BNP PARIBAS
Swift Code: BNPAFRPP
Attn: Swaps & Derivatives Back Office

Payments to Party B:	The Bank of New York
ABA # 021-000-018

Acct # 111-565
Attn: John Rooney
For further credit to: Ford Credit Auto Owner Trust 2008-C Collection Acct TAS #879555

Party A Operations
Contact:	BNP PARIBAS PARIS
BFI – LSI – CMO – Back Office Swaps
75450 Paris Cedex 09
France
Fax: +33 1 42 98 67 04

Party B Operations Contact:

Ford Credit Auto Owner Trust 2008-C

c/o U.S. Bank Trust National Association,
as Owner Trustee

300 Delaware Avenue, Ninth Floor

Wilmington, Delaware 19801

Attn: Corporate Trust Administration

Telephone: (302) 552-3102

Fax: (302) 552-3129

with copies to:

The Bank of New York,

as Indenture Trustee for
Ford Credit Auto Owner Trust 2008-C

101 Barclay Street

Floor 4 West

New York, New York 10286

Attn: Structured Finance Services -

Asset Backed Securities, Ford 2008-C

Telephone: (212) 815-4389

Fax: (212) 815-2493

and

Ford Motor Credit Company LLC

c/o Ford Motor Company

World Headquarters, Suite 801-C1

One American Road

Dearborn, Michigan 48126

Attention: Securitization Operations Supervisor

Telephone: (313) 206-5899

Fax: (313) 390-4133

[SIGNATURE PAGE FOLLOWS]

                        Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

FORD CREDIT AUTO OWNER TRUST 2008-C

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By: /s/ Mildred F. Smith Name: Mildred F. Smith Title: Vice President

Confirmed as of the date first written above:

BNP PARIBAS

By: /s/ Jane Shahmanesh

Name:  Jane Shahmanesh

Title:    Authorized Signatory

By: /s/ Mindy Sperling

Name:  Mindy Sperling

Title:    Authorized Signatory

[Signature Page for Class A-2b Confirmation]